UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 and 15(d) of the
Securities Exchange Act of l934

May 11, 2007
Date of report (date of earliest event reported)

VICORP RESTAURANTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

333-117263	84-0511072
(Commission File Number)	(IRS Employer Identification No.)

400 West 48th Avenue, Denver, Colorado 80216
(Address of Principal Executive Offices)  (Zip Code)

(303) 296-2121
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On May 9, 2007, VICORP Restaurants, Inc. executed an Employment Agreement with Kenneth Keymer, effective April 5, 2007, relating to the appointment of Mr. Keymer as Chief Executive Officer of the Company.  The Employment Agreement shall continue for three years from the Effective Date, subject to renewal periods thereafter.

A copy of the complete Employment Agreement is attached to this Current Report on Form 8-K as Exhibit 10.35.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

No.	Exhibit
10.35	Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICORP RESTAURANTS, INC.

Date: May 11, 2007	By:	/s/ Anthony Carroll
Anthony Carroll
Chief Financial Officer and Chief Administrative Officer (Principal Financial and Accounting Officer)